UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 30, 2005

____________________________

CYBER MERCHANTS EXCHANGE, INC.
(Exact name of registrant as specified in charter)

California
(State or other Jurisdiction of Incorporation or Organization)

001-15643 (Commission File Number)		95-4597370 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

4349 Baldwin Avenue, Suite A
El Monte, CA 91731
(Former Name or Former Address, if Changed Since Last Report)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02 Unregistered Sales of Equity Securities

Effective as of the Closing (as defined in Item 5.01) of the transactions under the Amended SPA (as defined in Item 5.01), the Company issued 7,104,160 shares of its common stock to KI Equity Partners II, LLC (“KI Equity”) in exchange for the payment of the $415,000 purchase price by KI Equity. The above shares of common stock were issued under an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). As such, the shares of common stock issued to KI Equity will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

Item 5.01 Changes in Control of Registrant.

Effective as of August 25, 2005, Cyber Merchants Exchange Inc., a California corporation, (the “Company”) entered into an Amended and Restated Securities Purchase Agreement (the “Amended SPA”) with KI Equity and Frank Yuan, Chairman of the Board and Chief Executive Officer of the Company (“Yuan”). The Amended SPA amends and restates a Securities Purchase Agreement (the “Original SPA”) that the Company entered on November 19, 2004 with Keating Reverse Merger Fund, LLC (“KRM Fund”) and Yuan. The Amended SPA provides for the purchase of 7,104,160 shares of the Company’s common stock by KI Equity for $415,000 (“Share Purchase”). The Amended SPA further released KRM Fund from any and all obligations under the Original SPA.

The foregoing transactions were approved by the Company’s Board of Directors and were approved by the Company’s shareholders of the Company on May 16, 2005.

The closing of the transactions under the Amended SPA occurred on September 30, 2005 (“Closing”), and, at the Closing, the Company issued 7,104,160 shares of its common stock to KI Equity in exchange for the payment of the $415,000 purchase price by KI Equity. Immediately following the Closing, the Company has 8,119,040 shares of common stock outstanding. KI Equity owns 7,104,160 shares of the Company’s common stock, or 87.5% of the outstanding shares. The remaining shareholders of the Company own 1,014,880 shares, or  12.5% of the outstanding shares.

The proceeds of the Share Purchase will be used to satisfy any unpaid liabilities that were assumed by ASAP Show, Inc. (“ASAP”) pursuant to a Transfer and Assumption Agreement between the Company, ASAP and Frank S. Yuan (“Yuan”) dated effective May 31, 2005 (“Transfer Agreement”). After all assumed liabilities are paid, any remaining funds will be transferred to ASAP, less $50,000 which the Company will be held in reserve for a period of six months following the Closing to satisfy any claims for indemnity which the Company may have against ASAP or Yuan under the Transfer Agreement or that the Company or KI Equity may have against Yuan under the Amended SPA.

Effective as of the Closing, the Company’s existing officers and directors resigned, and Kevin R. Keating became the sole director, President, Treasurer and Secretary of the Company. As a result of the Closing, there has been a change in a majority of the Company’s directors which change of control was approved by the Company’s stockholders at the annual meeting of stockholders held on May 16, 2005.

It is expected that Mr. Keating will appoint additional members to the Company’s board of directors to fill certain vacancies. Any future appointments to the Company’s board of directors by Mr. Keating will be disclosed in a current report on Form 8-K which will be filed with the SEC.

As of the date of this Report, the Company has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer or director of the Company. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to the Company.

Effective as of the Closing, the principal executive office of the Company was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

To the Company’s knowledge, neither Mr. Keating nor any of his affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such person has been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission other than with respect to the transactions that have been described herein. To the Company’s knowledge, Mr. Keating is not currently a director of, nor does he hold any position with, the Company, nor does he have a familial relationship with any director or executive officer of the Company.

Other than the transactions and agreements disclosed in this Form 8-K, the Company knows of no arrangements which may result in a change in control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, Frank S. Yuan resigned as Chairman, Chief Executive Officer, President and Chief Financial Officer, James Vandeberg resigned as a Director, Deborah Shamaley resigned as a Director, Charles Rice resigned as a Director, and Luz Jimenez resigned as Treasurer and Secretary. These resignations were not as a result of any disagreement between the Company and any of the resigning officers and directors.

Effective as of the Closing, the following table sets forth the names, positions and ages of executive officers and directors of the Company. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected by the board of directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors. There is no family relationship between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Name	Age	Position	Term
Kevin R. Keating (1)	65	President, Treasurer, Secretary and Director	1 Year

(1)	Mr. Keating became President, Secretary, Treasurer, and a director effective as of the Closing.

Mr. Keating, sole Director, President, Secretary and Treasurer of the Company, is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which provides management and administrative services to public companies.

Item 5.06 Change in Shell Company Status

Following completion of the transactions under the Transfer Agreement and the Company’s distribution of all of the outstanding shares of common stock of ASAP to the Company’s shareholders of record on August 18, 2005 on a pro rata basis (the "Distribution"), the Company has no material assets, liabilities or ongoing operations. The Company believes it is a “shell company” as defined under the rules and regulations promulgated by the U.S. Securities and Exchange Commission and will have to comply with the newly enacted rules and regulations affecting shell companies.

Nevertheless, the Company’s management believes that it may be able to recover some value for its stockholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. The Company’s potential success will be primarily dependent on the efforts and abilities of its new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. The Company’s new management team believes it will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

•	In less time than would be required for a traditional initial public offering (“IPO”);

•	For less out-of-pocket cost than would be required for a traditional IPO; and

•	With a greater degree of certainty that the transaction will ultimately close.

Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

While the Company’s management team believes that it will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

In the event that a business combination is consummated, it is likely that the Company’s present stockholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, the Company’s current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.

Item 8.01 Other Events

Other Information

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company’s common stock beneficially owned on September 30, 2005, immediately after giving effect to the Closing for (i) each shareholder we know to be the beneficial owner of 5% or more of the Company’s outstanding common stock, (ii) each of the Company’s executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company’s knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. Except as set forth in this Report, there are not any pending or anticipated arrangements that may cause a change in control of the Company. At September 30, 2005, immediately after giving effect to the Closing, 8,119,040 shares of the Company’s common stock were outstanding.

Name	Number of Shares Beneficially Owned	Percent of Shares
Kevin R. Keating 936A Beachland Boulevard, Ste. 13 Vero Beach, Florida 32963	0 (1)	0%
KI Equity Partners II, LLC c/o Timothy J. Keating, Manager 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	7,104,160 (2)	87.5%
All Executive Officers and Directors as a group	0	0%

(1)  Kevin R. Keating is the father of Timothy J. Keating. Timothy J. Keating is the manager of KI Equity Partners II, LLC. Kevin R. Keating is not affiliated not affiliated with and has no equity interest in KI Equity Partners II, LLC and disclaims any beneficial interest in the shares of the Company’s common stock owned by KI Equity Partners II, LLC.

(2)  Timothy J. Keating is the manager of KI Equity Partners II, LLC and has sole voting and disposition power over the shares of the Company’s common stock owned by KI Equity Partners II, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity Partners II, LLC, which is the majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity Partners II, LLC or Keating Securities, LLC and disclaims any beneficial interest in the shares of the Company’s common stock owned by KI Equity Partners II, LLC.

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that Mr. Kevin R. Keating has other business interests to which he devotes his primary attention. Mr. Keating may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interests between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned, but there may be times when an acquisition opportunity is given to another entity to the disadvantage of the Company’s stockholders and for which there will be no recourse. Keating Securities, LLC, an affiliate of Keating Investments, LLC, the managing member of our controlling stockholder, will act as a financial advisor in connection with any reverse merger transaction for which it will earn a cash and/or equity fee.

As of the date of this Report, the Company has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer or director of the Company. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to the Company, and that Mr. Keating may determine, or participate in the determination of, such compensation.

Other than the above transactions or otherwise set forth in this Report or in any reports filed by the Company with the SEC, we have not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of our common stock, or family members of such persons. We are not a subsidiary of any company.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None

(b)	Pro forma financial information. None

(c)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cyber Merchants Exchange, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER MERCHANTS EXCHANGE , INC.

Date: October 4, 2005	By:	/s/ Kevin R. Keating
Kevin R. Keating, President and Sole Director